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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of Aquis Communications Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

            1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 12, 2002            /s/ Eugene I. Davis
                                  -------------------
                                  Interim Chief Executive Officer
                                  Aquis Communications Group, Inc.


Dated: August 12, 2002            /s/ D. Brian Plunkett
                                  ---------------------
                                  Chief Financial Officer
                                  Aquis Communications Group, Inc.